UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2016

UNILIFE CORPORATION

(Exact name of Registrant as Specified in Charter)

Delaware	001-34540	27-1049354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Cross Farm Lane, York, Pennsylvania		17406
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (717) 384-3400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Amgen Waiver

As previously disclosed, on February 22, 2016 (the “Closing Date”), Unilife Corporation (the “Company”), certain subsidiaries of the Company and Amgen Inc. (“Amgen”) entered into a Securities Purchase Agreement (the “SPA”). Pursuant to the SPA, Amgen agreed to purchase from the Company a new series of 6% Senior Secured Convertible Notes Due 2023 in the aggregate original principal amount of up to $55,000,000 (each a “Note” and collectively the “Notes”). Descriptions of the terms of the SPA and the Notes are set forth in the Company’s Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on February 22, 2016, which descriptions are incorporated herein by reference.

On September 29, 2016, the Company and Amgen entered into a letter agreement (the “Amgen Letter Agreement”). Pursuant to the Amgen Letter Agreement, Amgen agreed (i) until 11:59 p.m. New York City time on July 1, 2017, to waive any and all rights whatsoever that Amgen has or may have under the SPA and certain related transaction documents to declare an “Event of Default” under the currently outstanding Note as a result of the Company’s failure to timely file the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016 (the “March 2016 10-Q”) or its Annual Report on Form 10-K for the year ended June 30, 2016 (the “2016 10-K” and together with the March 2016 10-Q, the “Securities Filings”); and (ii) that the filing by the Company of the Securities Filings with the SEC will cure any breach of Section 6.3 of the SPA as a result of the Company’s failure to timely file the Securities Filings with the SEC.

Section 6.3 of the SPA requires the Company to, until the date on which Amgen has sold all the shares of the Company’s common stock into which the Notes are convertible (the “Conversion Shares”) and none of the Notes are outstanding, (i) timely file all reports required to be filed with the SEC pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”) or the rules and regulations thereunder and (ii) not take any action or file any document (whether or not permitted by the Securities Act of 1933 (the “Securities Act”) or the rules promulgated thereunder) to terminate or suspend the Company’s reporting and filing obligations under the Exchange Act or Securities Act, (iii) take all actions necessary to maintain the Company’s eligibility to register the Conversion Shares for resale by Amgen on Form S-3, and (iv) use its commercially reasonable efforts to take all action as may be required as a condition to the availability of Rule 144 under the Securities Act with respect to the Company’s common stock.

OrbiMed Waiver

As previously disclosed, on March 12, 2014, Unilife Medical Solutions, Inc. (the “Borrower”), a wholly owned subsidiary of the Company, entered into a credit agreement with ROS Acquisition Offshore LP, (the “Lender”), as amended (the “Credit Agreement”).

On September 30, 2016, the Borrower entered into a letter agreement (the “OrbiMed Letter Agreement”) with the Lender pursuant to which the Lender agreed to waive (a) the requirements in Sections 7.1(c) and 7.1(d) of the Credit Agreement for the Borrower to provide audited financial statements of the Company together with certain other information within 90 days after the end of the Company’s fiscal year ended June 30, 2016, provided that the Borrower furnishes such information by the earlier of (i) November 7, 2016, and (ii) five business days of when the Company files its 2016 10-K with the SEC, and (b) any “Event of Default” that has occurred or would occur under Section 9.1(c) of the Credit Agreement, solely as a result of thereof.

Pursuant to the OrbiMed Letter Agreement, the Lender also agreed to waive any “Event of Default”, if any, through September 30, 2016 under Section 9.1(c) of the Credit Agreement as a result of any failure to furnish the Lender notice of any new Material Agreement (as defined in the Credit Agreement) or amendments or terminations of Material Agreements within the timeframe set forth in Section 7.1(m) of the Credit Agreement, but only to the extent that that Borrower provided any such notices to the Lender prior to September 30, 2016.

The Borrower made certain representations and warranties to the Lender in the OrbiMed Letter Agreement with respect to the content of the Amgen Letter Agreement. In reliance on such representations and warranties, the Lender waived any Event of Default under Section 9.1(f) of the Credit Agreement that may have occurred as a result of any breach of Section 6.3 of the SPA, solely due to the Company’s delay in timely filing the Securities Filings with the SEC. There were no other changes to the terms of the Credit Agreement in connection with the OrbiMed Letter Agreement.

Forward-Looking Statements

This report contains forward-looking statements. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future are forward-looking statements. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to our management. Our management believes that these forward-looking statements are reasonable as and when made. However, you should not place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. We do not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results, events and developments to differ materially from our historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, those described in “Item 1A. Risk Factors” and elsewhere in our Annual Report on Form 10-K, those described in the “Risk Factors” set forth in our prospectus supplement, dated as of and filed with the U.S. Securities and Exchange Commission on February 22, 2016, those described from time to time in other reports which we file with the SEC, and other risks and uncertainties including, without limitation: the Company’s ability to become and remain current on all of its required periodic filings with the SEC in accordance with the Exchange Act; the developments disclosed in this report; negative reactions from the Company’s creditors, stockholders, strategic partners or customers to the information disclosed in this report; and the financial impact to the Company as a result of the foregoing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Unilife Corporation

Date: October 5, 2016	By:	/s/ John Ryan
Name: John Ryan
Title: President and Chief Executive Officer